ADVISOR'S DISCIPLINED TRUST 151
                 STRATEGIC CORE--ALL EQUITY PORTFOLIO, SERIES 3

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 15, 2007

     Notwithstanding anything to the contrary in the prospectus, the stock of American Home Mortgage Investment Corp. is no longer included in the portfolio.

Supplement Dated:  August 1, 2007











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